UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
January 16, 2026 (January 15, 2026)
Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Customer Drive
Bentonville, AR 72716
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	The Nasdaq Stock Market LLC
2.550% Notes due 2026	WMT26	The Nasdaq Stock Market LLC
1.050% Notes due 2026	WMT26A	The Nasdaq Stock Market LLC
1.500% Notes due 2028	WMT28C	The Nasdaq Stock Market LLC
4.875% Notes due 2029	WMT29B	The Nasdaq Stock Market LLC
5.750% Notes due 2030	WMT30B	The Nasdaq Stock Market LLC
1.800% Notes due 2031	WMT31A	The Nasdaq Stock Market LLC
5.625% Notes due 2034	WMT34	The Nasdaq Stock Market LLC
5.250% Notes due 2035	WMT35A	The Nasdaq Stock Market LLC
4.875% Notes due 2039	WMT39	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Walmart U.S. On January 16, 2026, David Guggina, age 40, was appointed Executive Vice President, President and Chief Executive Officer, Walmart U.S., effective February 1, 2026 (the “Effective Date”). Mr. Guggina will succeed John Furner in this role, whose promotion to President and Chief Executive Officer of Walmart Inc. (the “Company”) as of the Effective Date was announced by the Company on November 14, 2025. Since January 2025, Mr. Guggina has served as Executive Vice President and Chief eCommerce Officer, Walmart U.S. Previously, Mr. Guggina served as Executive Vice President, Supply Chain from November 2022 to January 2025, as Senior Vice President, Innovation and Automation from April 2021 to November 2022, and as Senior Vice President, Product and Engineering from December 2019 to April 2021. Prior to joining the Company in 2019, Mr. Guggina served in a variety of roles at Amazon.com, Inc.

In connection with his new role, the Compensation and Management Development Committee (the “CMDC”) of the Company’s Board of Directors approved certain changes to Mr. Guggina’s compensation. As of the Effective Date, Mr. Guggina’s annualized base salary will be $975,000. For the fiscal year ending January 31, 2027 (“fiscal 2027”), Mr. Guggina’s target annual cash incentive opportunity under the Company’s Management Incentive Plan (the “MIP”) will be 180% of his base salary, with a maximum possible payout of 225% of his base salary. For fiscal 2027, Mr. Guggina will be eligible to receive an annual equity award with a value of approximately $8,000,000, consisting of 75% performance-based restricted stock units and 25% restricted stock, and with the same grant date and vesting schedule as approved by the CMDC for all of the Company’s executive officers.

Walmart International. On January 15, 2026, the Company announced that Kathryn McLay, the Company’s Executive Vice President, President and Chief Executive Officer, Walmart International (the “Position”), will depart the Company. Ms. McLay will remain in her current position effective as of the close of business January 31, 2026 (the “Transition Date”), and will separate from employment with the Company on April 30, 2026 (the “Separation Date”). Beginning on the Transition Date, Ms. McLay will serve in a transitional role until the Separation Date, at which time her employment with the Company will end.

On January 16, 2026, Christopher Nicholas, age 48, was appointed Executive Vice President, President and Chief Executive Officer, Walmart International, effective as of the Effective Date. Since September 2023, Mr. Nicholas has served as Executive Vice President, President and Chief Executive Officer, Sam’s Club U.S. From October 2021 to September 2023, Mr. Nicholas served as Executive Vice President and Chief Operating Officer, Walmart U.S. From February 2021 to October 2021, Mr. Nicholas served as Executive Vice President and Chief Financial Officer of Walmart U.S., and from January 2020 to February 2021 as Executive Vice President and Chief Financial Officer of Walmart International. Mr. Nicholas joined the Company in August 2018 as Senior Vice President and Deputy Chief Financial Officer, Walmart International, a role he held until January 2020. Prior to joining the Company, Mr. Nicholas served in a variety of roles at Coles Group, a prominent Australian retailer, Dansk Supermarked Group, a Danish-based retailer, and Tesco PLC, a U.K.-based retailer.
In connection with his new role, the CMDC approved certain changes to Mr. Nicholas’ compensation. As of the Effective Date, Mr. Nicholas’ annualized base salary will be $1,000,000. For fiscal 2027, Mr. Nicholas’ target annual cash incentive opportunity under the MIP will be 180% of his base salary, with a maximum possible payout of 225% of his base salary. For fiscal 2027, Mr. Nicholas will be eligible to receive an annual equity award with a value of approximately $9,000,000, consisting of 75% performance-based restricted stock units and 25% restricted stock, and with the same grant date and vesting schedule as approved by the CMDC for all of the Company’s executive officers.

Sam’s Club U.S. Also on January 16, 2026, Latriece Watkins, age 51, was appointed Executive Vice President, President and Chief Executive Officer, Sam’s Club U.S., effective as of the Effective Date. Since May 2023, Ms. Watkins has served as Executive Vice President and Chief Merchandising Officer, Walmart U.S. From December 2020 to May 2023, Ms. Watkins served as Executive Vice President, Consumables, Walmart U.S. Ms. Watkins joined the Company in 1997 as a real estate intern and has served in various leadership roles across Sam’s Club, Walmart U.S., human resources, and store operations. She has served on the Board of Directors of Live Nation Entertainment, Inc. since 2021.

In connection with her new role, the CMDC approved certain changes to Ms. Watkins’ compensation. As of the Effective Date, Ms. Watkins’ annualized base salary will be $925,000. For fiscal 2027, Ms. Watkins’ target annual cash incentive opportunity under the MIP will be 180% of her base salary, with a maximum possible payout of 225% of her base salary. For fiscal 2027, Ms. Watkins will be eligible to receive an annual equity award with a value of approximately $7,000,000, consisting of 75% performance-based restricted stock units and 25% restricted stock, and with the same grant date and vesting schedule as approved by the CMDC for all of the Company’s executive officers.

General. The Company previously entered into a post-termination agreement and covenant not to compete with Mr. Guggina dated January 18, 2020, with Mr. Nicholas dated May 20, 2018, and with Ms. Watkins dated June 4, 2014 (collectively, the
“Non-Competition Agreements”). The Non-Competition Agreements are substantially similar to the form of post termination agreement and covenant not to compete that is attached as Exhibit 10(p) to the Company’s Form 10-K filed on March 30, 2011.
The Non-Competition Agreements prohibit Mr. Guggina, Mr. Nicholas, and Ms. Watkins, for a period of two years following termination of employment with the Company for any reason, from participating in a business that competes with the Company and from soliciting certain of the Company’s associates for employment. The Non-Competition Agreements also provide that, if the relevant executive’s employment is terminated by the Company for any reason other than for a violation of the Company’s policies, the Company will continue to pay his or her base salary for two years following termination of employment.

The Company issued press releases on January 15, 2026 and January 16, 2026 announcing the events described above. Copies of these press releases are furnished as Exhibits 99.1 and 99.2 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

The following document is furnished as an exhibit to this Current Report on Form 8-K:
99.1	Press Release dated January 15, 2026.
99.2	Press Release dated January 16, 2026.
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 16, 2026

WALMART INC.
By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President, Office of the Corporate Secretary, and Chief Counsel for Finance and Corporate Governance